Covisint Corporation Confirms Receipt of
Director Nominations Notice from Dialectic Capital Partners
No Shareholder Action Required at this Time

DETROIT, MI, June 1, 2016 -- Covisint Corporation (NasdaqGS: COVS), the leading Cloud Platform for building Identity and Internet of Things (IoT) applications, today confirmed that it has received a notice of nomination from Dialectic Capital Partners, LP (“Dialectic”) regarding its intention to nominate five director candidates, including one of its employees, in an attempt to replace more than a majority of Covisint’s six-member Board of Directors at Covisint’s 2016 Annual Meeting of Shareholders. Covisint shareholders are not required to take any action at this time. Covisint issued the following statement:
“Covisint strives to maintain constructive, ongoing communications with its shareholders and welcomes and values their input. Covisint regularly engages with its shareholders to understand their perspectives on Covisint’s strategic growth plan and its various initiatives for enhancing shareholder value. In this regard, despite our open, good faith dialogue with Dialectic, the first time Dialectic expressed any interest in proposing director candidates was the day before we received Dialectic’s notice of nominations, when Dialectic threatened us with a costly and distracting proxy contest if we did not quickly accede to their eleventh hour proposal for making changes to our Board’s composition. We believe Dialectic’s threat of a proxy contest to replace all but one member of our Board is counterproductive to the execution of our ongoing initiatives for enhancing value for all Covisint shareholders.
Our Board is comprised of six highly-qualified and very experienced directors, five of whom are independent and all of whom are actively engaged in overseeing management as it executes on its various initiatives for enhancing shareholder value through strategic, financial and operational measures. Our directors bring with them a broad and diverse set of skills and experiences in the areas of computer software, information technology services, cloud computing, accounting, finance, corporate governance, mergers and acquisitions, investment management, venture capital, private equity, capital markets, capital allocation, capital structure, risk management, sales and marketing and strategic planning.
The Covisint Board will present its formal recommendation regarding director nominations in Covisint’s definitive proxy statement to be filed with the Securities and Exchange Commission. Covisint has not yet scheduled its 2016 Annual Meeting of Shareholders.”
Morgan, Lewis & Bockius LLP is serving as legal advisor to Covisint.
About Covisint Corporation
Covisint is the leading Cloud Platform for building Identity and Internet of Things (IoT) applications.  Our Cloud Platform technology facilitates the rapid development of identification, authorization and connection of complex networks of people, processes, systems and things.
Covisint's Platform supports customers in their endeavors to securely identify, authenticate and connect users, devices, applications and information.  It supports 3,000 organizations who connect more than 212,000 business partners and customers that support $4 billion in ecommerce transactions annually.  Learn more at www.covisint.com.
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Safe Harbor for Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding Covisint's future financial performance, market growth, the demand for Covisint's solutions, general business conditions and the anticipated proxy contest by Dialectic Capital Partners, LP and the other participants in its solicitation. Any forward-looking statements contained in this press release are based upon Covisint's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Covisint's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Covisint disclaims any obligation to update the forward-looking statements in the future except as may otherwise be required by the federal securities laws. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts; the extent we are able to maintain pricing with our customers at renewal; the continued growth of the market for our solutions; the success of our channel partner and certified partner strategies; competition from current competitors and new market entrants; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales for our solutions; risks, disruption, costs and uncertainty caused by or related to the actions of activist shareholders, including that if individuals are elected to our Board with a specific agenda, it may adversely affect our ability to effectively implement our business strategy and create value for our shareholders and perceived uncertainties as to our future direction as a result of potential changes to the composition of our Board may lead to the perception of a change in the direction of our business, instability or a lack of continuity which may be exploited by our competitors, cause concern to our current or potential customers, and may result in the loss of potential business opportunities and make it more difficult to attract and retain qualified personnel and business partners; and other risks and uncertainties. Further information on potential factors that could affect actual results is included in Covisint's reports filed with the SEC.

Important Additional Information And Where To Find It

Covisint, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Covisint’s shareholders in connection with the matters to be considered at Covisint’s 2016 Annual Meeting of Shareholders. Information regarding the names of Covisint’s directors and executive officers and their respective interests in Covisint by security holdings or otherwise can be found in Covisint’s proxy statement for its 2015 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission (“SEC”) on July 15, 2015. To the extent holdings of Covisint’s securities have changed since the amounts set forth in Covisint’s proxy statement for the 2015 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Covisint intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from Covisint shareholders in connection with the matters to be considered at Covisint’s 2016 Annual Meeting of Shareholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Covisint’s proxy statement for its 2016 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY COVISINT WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain copies of the proxy statement, any amendments or supplements to the proxy statement, the accompanying WHITE proxy card, and other documents filed by Covisint with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Covisint’s corporate website at www.covisint.com or by contacting Covisint’s Corporate Secretary at Covisint Corporation, 26533 Evergreen Rd., Suite 500, Southfield, MI 48076 or by calling Covisint’s Corporate Secretary at (248) 483-2701.

Contacts:

Investor Relations Contact:
866-319-7659
investors@covisint.com

Media Contact:
Ed Yuen
Solebury Communications Group
203-428-3216
eyuen@soleburyir.com

For Sales and Marketing Information:
Covisint Corporation, 26533 Evergreen Road, Suite 500, Southfield, MI 48076, 800-229-4125, http://www.covisint.com